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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): JULY 18, 1996
                                                        -------------


                           FIRST COMMONWEALTH, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)



      DELAWARE                       0-27064                      75-2154228
- -----------------------            ------------              -------------------
(State of incorporation            (Commission               (I.R.S. Employer
   or organization)                File Number)              Identification No.)



            444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL    60610
            ----------------------------------------------------------
            (Address of principal executives offices)       (Zip Code)



      Registrant's telephone number, including area code: (312) 644-1800
                                                          --------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     On July 18, 1996, First Commonwealth, Inc., a Delaware corporation (the "Registrant"), acquired (the "Acquisition") all of the issued and outstanding capital stock (the "Smileage Shares") of Smileage Dental Services, Inc., a Wisconsin corporation ("Smileage"), pursuant to a Stock Exchange Agreement, dated as of July 18, 1996 (the "Purchase Agreement"), among the Registrant and all of the shareholders of Smileage (the "Shareholders"). Smileage had been engaged in the dental care management business and will continue to conduct such business under ownership of the Registrant.

     The Acquisition was completed through a tax-free exchange of stock. The purchase price for the Smileage Shares was an aggregate of 231,399 shares of Common Stock, par value $.001 per share of the Registrant (the "Registrant Shares"). Such consideration was arrived at through arm's length negotiations between the Shareholders and the Registrant. The source of the Registrant Shares was previously authorized but unissued shares of Common Stock of the Registrant.

     There were no prior material relationships between the Registrant or any of the Registrant's affiliates, any director or officer of Registrant, or any associate of any such director or officer, on the one hand, and Smileage or the Shareholders, on the other hand.

     Additional information concerning the Acquisition is also contained in the Purchase Agreement, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

     The Registrant has determined that it is impracticable at this time to provide the financial statements of Smileage that may be required. If required, the Registrant will file such financial statements under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the due date hereof.

(b)  Pro Forma Financial Information

     The Registrant has determined that it is impracticable at this time to provide the pro forma financial information that may be required. If required, the Registrant will file such pro forma financial information under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the due date hereof.

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(c)  Exhibits

      2.1 Stock Exchange Agreement, dated July 18, 1996, by and among First Commonwealth, Inc. and the Shareholders of Smileage Dental Services, Inc.

     99.1 Registration Rights Agreement, dated July 18, 1996, between First Commonwealth, Inc. and the Holders of Registrable Securities Referred to Therein

     99.2 Wisconsin Dental Provider Network Agreement, dated July 18, 1996, between Smileage Dental Services, Inc. and Smileage Dental Care, Inc.

     99.3   Press Release of Registrant, dated July 19, 1996

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 1996                   FIRST COMMONWEALTH, INC.
                                       (Registrant)


                                       By: /s/ Christopher C. Multhauf
                                           ------------------------------------
                                           Christopher C. Multhauf
                                           Chairman and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.                     Description
- -----------                     -----------

     2.1 Stock Exchange Agreement, dated July 18, 1996, by and among First Commonwealth, Inc. and the Shareholders of Smileage Dental Services, Inc.

     99.1 Registration Rights Agreement, dated July 18, 1996, between First Commonwealth, Inc. And the Holders of Registrable Securities Referred to Therein

     99.2 Wisconsin Dental Provider Network Agreement, dated July 18, 1996, between Smileage Dental Services, Inc. and Smileage Dental Care, Inc.

     99.3      Press Release of Registrant, dated July 19, 1996

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